SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2008
Northwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Liberty Street Warren, Pennsylvania	16365

(Address of principal executive office)	(Zip code)
Registrant’s telephone number, including area code: (814) 726-2140

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition
On October 20, 2008, Northwest Bancorp, Inc. issued an earnings release for the quarter and nine months ended September 30, 2008. A copy of the release is included as exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated October 20, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.

DATE: October 20, 2008	By:	/s/ William W. Harvey, Jr.

William W. Harvey, Jr. Chief Financial Officer